UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   May 7, 2014

USA Compression Partners, LP

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-35779 (Commission File Number)	75-2771546 (I.R.S. Employer Identification No.)

100 Congress Avenue Suite 450 Austin, TX (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:   (512) 473-2662

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 7, 2014, USA Compression Partners, LP issued a press release with respect to its financial and operating results for the first quarter of 2014. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

99.1

Press release dated May 7, 2014, “USA Compression Partners, LP Achieves Record Revenues; Reports First Quarter 2014 Results and Confirms 2014 Outlook; Riverstone and Argonaut Commit to Receiving Distributions in the Form of Additional Common Units Through Q1 2015.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

By:	USA Compression GP, LLC,
its General Partner

By:	/s/ J. GREGORY HOLLOWAY
J. Gregory Holloway
Vice President, General Counsel and Secretary

Dated:  May 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated May 7, 2014, “USA Compression Partners, LP Achieves Record Revenues; Reports First Quarter 2014 Results and Confirms 2014 Outlook; Riverstone and Argonaut Commit to Receiving Distributions in the Form of Additional Common Units Through Q1 2015.”